UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2021
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2021, Brent Alldredge, Chief Legal Officer and Corporate Secretary of Conformis, Inc. (the “Company”), notified the Company that he is resigning from his position, effective January 16, 2022. As part of his transition, on December 22, 2021, the Company entered into a consulting agreement (the “Consulting Agreement”) with Mr. Alldredge, effective as of December 17, 2021, pursuant to which Mr. Alldredge will provide consulting, transition and similar services to the Company following his departure until February 25, 2022, unless earlier terminated or extended by the parties. In exchange for Mr. Alldredge’s services, the Company will pay Mr. Alldredge $500 per hour, up to a maximum of $5,000 per week, unless an increase is approved by the Company’s Chief Executive Officer. Upon the expiration or termination of the Consulting Agreement, the Company will pay Mr. Alldredge an additional $10,000, subject to execution of a certificate by Mr. Alldredge which provides for, among other things, return of Company property and continuing confidentiality obligations.

The foregoing summary of the Consulting Agreement is subject to, and qualified in its entirety by, the full text of such agreement, which is filed as Exhibit 10.1 hereto.

Item 7.01.	Regulation FD Disclosure.
On December 23, 2021, the Company issued a press release announcing Mr. Alldredge’s departure. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information contained in this Item 7.01, including the press release attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Consulting Agreement, dated December 22, 2021, between Conformis, Inc. and Mr. Alldredge
99.1*	EX-99.1 Press Release, dated December 23, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: December 23, 2021	By:	/s/ Robert S. Howe
Robert S. Howe
Chief Financial Officer